                                                                    EXHIBIT 99.1



Contacts:    David A. Slack, CFO
             Michael T. Perkins, Manager of Investor Relations
             (708) 867-9600

STRATOS INTERNATIONAL ANNOUNCES SECOND QUARTER RESULTS

CHICAGO, Dec. 3 /PRNewswire-FirstCall/ -- Stratos International, Inc. (NASDAQ-NMS:STLW), (Nasdaq: STLW) a leading supplier of high data rate optical and electronic subsystems and components, today announced financial results for its second quarter ended October 31, 2003.

Sales for the second quarter of fiscal year 2004 were $7.1 million, a sequential increase of 8% from $6.6 million in the first quarter. The Company also recorded license fees and royalty income of $113,000 in the second quarter of fiscal 2004. Sales for the second quarter of fiscal year 2003 were $11.1 million.

The net loss for the second quarter of fiscal 2004, based on generally accepted accounting principles (GAAP), was $7.5 million or $1.02 per share, compared with a net loss of $19.5 million or $2.67 per share for the second quarter of fiscal 2003, and a net loss of $7.3 million or $0.99 per share for the first quarter of fiscal 2004.

Sales for the six months ended October 31, 2003 were $13.7 million, down 37% from $21.8 million for the same period last year. License fees and royalty income for the first six months were $619,000. The net loss for the first six months ended October 31, 2003, based on generally accepted accounting principles
(GAAP), was $14.8 million or $2.00 per share compared to $48.4 million or $6.63 per share for the same period last year.

NON-GAAP FINANCIAL RESULTS

The Company provides non-GAAP financial measures to complement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from GAAP results, may provide additional understanding of the Company's core operating results or business performance. However, these non-GAAP financial measures are not intended to supersede or replace the Company's GAAP results. A detailed reconciliation of the non-GAAP results to GAAP results is provided in the "NON-GAAP Condensed Consolidated Statements of Operations" schedules below.

The non-GAAP net loss for the second quarter of fiscal 2004, which excludes restructuring charges for severance pay and related costs, a reserve for excess and obsolete inventory and



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reserve for deferred tax assets, was $4.1 million or $0.55 per share, compared with a non-GAAP net loss of $6.4 million or $0.87 per share for the second quarter of fiscal 2003, and compared with a non-GAAP net loss of $4.1 million or $0.55 per share for the first quarter of fiscal 2004.

The non-GAAP net loss for the first six months, which excludes restructuring charges for severance pay and related costs, a reserve for excess and obsolete inventory, reserve for deferred tax assets and a gain from the sale of our Bandwidth semiconductor business unit, was $8.2 million or $1.10 per share, compared with a non-GAAP net loss of $12.9 million or $1.77 per share for the same period last year.

"As of November 7th, 2003, we completed our acquisition of Sterling Holding Company and changed the Company name to Stratos International, Inc.(NASDAQ-NMS:STLW)," Jim McGinley, CEO of Stratos, remarked. "The addition of Sterling's Trompeter and Semflex product lines will now enable Stratos to offer both high-speed transmission coax and optical interconnects and subsystems to our customers throughout the Communications Industry. We are excited about both the product and the customer opportunities that will arise from the new combined company."

WEBCAST/CONFERENCE CALL

Stratos International will host a live audio webcast and conference call on Wednesday, December 3, 2003 at 5:00 pm EST. Investors and other interested parties may listen to the live webcast by visiting the investor relations section of the Stratos International website at www.stratoslightwave.com. James
W. McGinley and David A. Slack will discuss the Company's earnings and operations. A replay of the conference call will be available for 48 hours beginning at 7:00 pm EST. The replay number is 1-800-642-1687 with a pass code of 3403990. A webcast replay will also be available on the Company's website.

ABOUT STRATOS INTERNATIONAL

Stratos International, Inc. (NASDAQ-NMS:STLW), with headquarters in Chicago, develops, manufactures and sells optical subsystems, fiber optic components and electronic interconnect components for high data rate networking, data storage, military, harsh environment, television/broadcast, video and telecommunication markets and applications.

This press release contains predictions, estimates and other forward- looking statements regarding anticipated revenue growth, customer orders, manufacturing capacity and financial performance. All forward-looking statements in this press release are based on information available to the company as of the date hereof, and we assume no obligation to update any such forward-looking statements. Forward-looking statements are subject to risks and uncertainties and actual results may differ materially from any future performance suggested. These factors include rapid technological change in the optical communications industry; fluctuations in operating results; the Company's dependence on a few large customers; and competition. Other risk factors that may affect the Company's performance are listed in the Company's annual report on Form 10-K and other reports filed from time to time with the Securities and Exchange Commission.

For additional information contact Stratos International at 7444 W. Wilson Ave., Chicago, IL USA 60706-4549; Tel: 708.867.9600. Fax: 708.867.0996. Website:
www.stratoslightwave.com.
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                           STRATOS INTERNATIONAL, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
         (In thousands, except per share amounts and shares outstanding)


                                                            Three Months Ended            Six Months Ended
                                                                October 31,                  October 31,
                                                        --------------------------    --------------------------
                                                           2003            2002          2003           2002
                                                        -----------    -----------    -----------    -----------
Revenue:
     Net sales                                          $     7,111    $    11,051    $    13,682    $    21,774
     License fees and royalties                                 113            324            619            532
                                                        -----------    -----------    -----------    -----------
               Total                                          7,224         11,375         14,301         22,306


Costs and expenses:
     Cost of products sold                                    8,020         16,445         15,498         27,202
     Research and  development                                1,807          8,886          4,697         15,630
     Sales and marketing                                      1,327          2,074          2,845          4,294
     General and administrative                               3,775          3,769          6,473          7,207
                                                        -----------    -----------    -----------    -----------
               Total costs and expenses                      14,929         31,174         29,513         54,333

     Loss from operations                                    (7,705)       (19,799)       (15,212)       (32,027)

     Investment income                                          184            264            423            638
                                                        -----------    -----------    -----------    -----------

     Loss before income taxes                                (7,521)       (19,535)       (14,789)       (31,389)
     Income taxes                                                 -              -              -              -
                                                        -----------    -----------    -----------    -----------

     Loss before cumulative effect
        of a change in accounting principle                  (7,521)       (19,535)       (14,789)       (31,389)

     Cumulative effect of a change in
        accounting principle                                      -              -              -        (16,982)
                                                        -----------    -----------    -----------    -----------


Net loss                                                $    (7,521)   $   (19,535)   $   (14,789)   $   (48,371)
                                                        ===========    ===========    ===========    ===========


Net loss per share, basic and diluted :
     Before cumulative effect
        of a change in accounting principle             $     (1.02)   $     (2.67)   $     (2.00)   $     (4.30)
     Cumulative effect of a change in
        accounting principle                                      -    $         -              -    $     (2.33)
                                                        -----------    -----------    -----------    -----------

     Net loss                                           $     (1.02)   $     (2.67)   $     (2.00)   $     (6.63)
                                                        ===========    ===========    ===========    ===========


Weighted average number of Common Shares outstanding:
               Basic                                      7,392,495      7,310,661      7,378,408      7,294,395
               Diluted                                    7,392,495      7,310,661      7,378,408      7,294,395



                                    - more -

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                           STRATOS INTERNATIONAL, INC.
            NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
         (In thousands, except per share amounts and shares outstanding)



                                                            Three Months Ended            Six Months Ended
                                                                October 31,                  October 31,
                                                        --------------------------    --------------------------
                                                            2003          2002           2003           2002
                                                        -----------    -----------    -----------    -----------
Revenue:
     Net sales                                          $     7,111    $    11,051    $    13,682    $    21,774
     License fees and royalties                                 113            324            619            532
                                                        -----------    -----------    -----------    -----------
               Total                                          7,224         11,375         14,301         22,306


Costs and expenses:
     Cost of products sold                                    7,273         11,278         13,979         21,649
     Research and  development                                1,807          5,676          4,223         12,351
     Sales and marketing                                      1,327          1,976          2,809          4,140
     General and administrative                               3,775          3,365          7,284          6,308
                                                        -----------    -----------    -----------    -----------
               Total costs and expenses                      14,182         22,295         28,295         44,448

     Loss from operations                                    (6,958)       (10,920)       (13,994)       (22,142)

     Investment income                                          184            264            423            638
                                                        -----------    -----------    -----------    -----------

     Loss before income taxes                                (6,774)       (10,656)       (13,571)       (21,504)
     Provision (credit) for income taxes                     (2,710)        (4,262)        (5,428)        (8,601)
                                                        -----------    -----------    -----------    -----------


Net loss                                                $    (4,064)   $    (6,394)   $    (8,143)   $   (12,903)
                                                        ===========    ===========    ===========    ===========


Net loss per share, basic and diluted                   $     (0.55)   $     (0.87)   $     (1.10)   $     (1.77)
                                                        ===========    ===========    ===========    ===========


Weighted average number of Common Shares outstanding:
               Basic                                      7,392,495      7,310,661      7,378,408      7,294,395
               Diluted                                    7,392,495      7,310,661      7,378,408      7,294,395

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                                     -more-

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                           STRATOS INTERNATIONAL, INC.

     A RECONCILIATION BETWEEN NET LOSS ON A GAAP BASIS AND NON-GAAP NET LOSS
                                 IS AS FOLLOWS
                                 (In thousands)


                                              Three Months Ended      Six Months Ended
                                                  October 31,            October 31,
                                             --------------------    --------------------
                                               2003        2002        2003        2002
                                             --------    --------    --------    --------
GAAP LOSS BEFORE CUMULATIVE EFFECT
   OF A CHANGE IN ACCOUNTING PRINCIPLE       $ (7,521)   $(19,535)   $(14,789)   $(48,371)


Cost of Goods Sold:
     Net changes, inventory reserve               682       4,821       1,177       4,863
     Restructuring cost -Severance pay and
       related cost                                48         346         287         689
     Other restructuring costs                     17           -          55           -
                                             --------    --------    --------    --------
TOTAL NON-GAAP  COGS ADJUSTMENTS                  747       5,167       1,519       5,552

R&D Expenses:
     Restructuring cost -Severance pay and
       related cost                                 -         474         474         543
     Write-off of purchased in process R&D          -           -           -       2,070
     Impairment of certain fixed assets             -           -           -         666
     Other restructuring costs                      -       2,736           -           -
                                             --------    --------    --------    --------
TOTAL NON-GAAP  R&D ADJUSTMENTS                     -       3,210         474       3,279

Selling Expenses:
     Restructuring cost -Severance pay and
       related cost                                 -          98          37         154
     Other restructuring costs                      -           -           -           -
                                             --------    --------    --------    --------
TOTAL NON-GAAP  SELLING ADJUSTMENTS                 -          98          37         154

Administration Expenses:
     Restructuring cost -Severance pay and
       related cost                                 -         324         131         819
     Gain on sale of business unit                  -           -      (1,233)          -
     Impairment of goodwill                         -           -           -      16,982
     Other restructuring costs                      -          80         290          81
                                             --------    --------    --------    --------
TOTAL NON-GAAP  ADMIN. ADJUSTMENTS                  -         404        (812)     17,882

DEFERRED INCOME TAX VALUATION RESERVE           2,710       4,262       5,428       8,601
                                             --------    --------    --------    --------

NON-GAAP NET LOSS                              (4,064)     (6,394)     (8,143)    (12,903)
                                             ========    ========    ========    ========


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                                     -more-


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                           STRATOS INTERNATIONAL, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)



                                        October 31,   April 30,
                                        -----------   ---------
                                           2003         2003
                                        -----------   ---------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents           $  18,627    $  43,649
     Short term investments                 32,703       17,879
     Accounts receivable - net               5,874        7,701
     Inventories                             7,061        7,794
     Recoverable income taxes                2,391        2,391
     Prepaid expenses                        1,061        2,083
                                         ---------    ---------
TOTAL CURRENT ASSETS                        67,717       81,497


PROPERTY, PLANT AND EQUIPMENT               95,111       93,667
     Less allowances for depreciation       69,628       67,415
                                         ---------    ---------
NET PROPERTY, PLANT AND EQUIPMENT           25,483       26,252


OTHER ASSETS                                15,270       16,863
                                         ---------    ---------
TOTAL ASSETS                               108,470      124,612
                                         =========    =========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts and notes payable          $   5,522    $   5,063
     Current portion of long-term debt       2,879        6,331
     Other current liabilities               5,409        5,006
                                         ---------    ---------
TOTAL CURRENT LIABILITIES                   13,810       16,400

OTHER LIABILITIES
     Long term debt                          1,791          298
     Deferred Income Taxes                   6,528        6,519
     Minority Interest                         245          350

SHAREHOLDERS' EQUITY
     Common Stock                               74           74
     Paid in capital                       284,391      284,254
     Retained earnings (deficit)          (198,194)    (183,406)
     Other shareholders' equity               (175)         123
                                         ---------    ---------
TOTAL SHAREHOLDERS' EQUITY                  86,096      101,045
                                         ---------    ---------
TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                $ 108,470    $ 124,612
                                         =========    =========


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